UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-4666

Seligman Pennsylvania Municipal Fund Series
(Exact name of Registrant as specified in charter)

100 Park Avenue
New York, New York 10017
(Address of principal executive offices) (Zip code)

Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:          (212) 850-1864

Date of fiscal year end:       9/30

Date of reporting period:    9/30/03

FORM N-CSR

ITEM 1. REPORTS TO STOCKHOLDERS.

       SELIGMAN PENNSYLVANIA MUNICIPAL FUND SERIES
     Annual Report September 30, 2003

Seligman
Pennsylvania Municipal Fund Series

Annual Report September 30, 2003

Seeking Income Exempt From Regular Income Tax

Seligman
139 Years of Investment Enperience

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today’s investors seek their long-term financial goals.

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 139 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the early 20th century, the firm helped fund the growing capital needs of new industries, including the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 — today, the nation’s largest diversified publicly-traded closed-end equity investment company — Seligman began shifting its emphasis to investment management. In 1930, Seligman established what would be the first in an impressive lineup of mutual funds.

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will continue to guide Seligman.

To The Shareholders

We are pleased to present the annual report for Seligman Pennsylvania Municipal Fund Series, covering the fiscal year ended September 30, 2003. This report contains a discussion with your Portfolio Managers, performance information, as well as the Fund’s investment results and audited financial statements, including its portfolio of investments.

We appreciate your confidence in Seligman Pennsylvania Municipal Fund Series and look forward to serving your investment needs for many years to come.

By Order of the Trustees,

William C. Morris
Chairman

Brian T. Zino
President

November 14, 2003

1

Interview With Your Portfolio Managers
Thomas G. Moles and Eileen A. Comerford

Q:   What market conditions and events materially affected the performance of Seligman Pennsylvania Municipal Fund Series during the fiscal year ended September 30, 2003?

A:    At this time last year, the US economy was exhibiting signs of strengthening which provided a needed boost to investor confidence and sparked a strong stock market rally. Hopes for a more vigorous recovery soon faded, though, as the growing prospect of military action in Iraq caused consumers and businesses to curtail spending and investment, resulting in sharp reductions in growth forecasts. The collapse of the ruling regime in Iraq triggered a brief period of optimism but failed to provide the anticipated boost to economic activity. The pace of the recovery remained sluggish throughout the second quarter of 2003, contributing to a steady decline in bond yields. The bond rally intensified in May after the Federal Reserve Board indicated that the possibility of deflation, while remote, was a concern. By mid-June, long-term municipal yields had fallen to the lowest level in 35 years. Just two weeks later, however, the Federal Reserve Board surprised the markets by reducing the federal funds rate less than generally expected. The Fed’s more favorable economic outlook caused a dramatic shift in market sentiment, spurring a powerful bond market reversal that sent municipal bond yields almost a full percentage point higher. Long-term municipal yields, as measured by the Bond Buyer 20-Bond General Obligation Index, reached a 12 month high in mid-August then gradually declined, ending the current fiscal year approximately 1/8 point higher than at the start of the period.

The attractive interest rate environment continues to spur heavy municipal bond issuance. Through September 30th, supply totaled $286 billion, an increase of 12.9% over the same period last year. Refunding bonds, which are typically issued to retire outstanding, higher-cost debt, comprised a significant percentage of total volume. Among the largest state issuers, volume varied widely—issuance increased 60% in California, decreased 18.6% in New York and was unchanged in Texas. Increasingly, states and municipalities are resorting to deficit financing as a means of closing budget gaps, which includes the issuance of controversial tobacco securitization bonds and pension obligation bonds.

Demand for municipal bonds, both retail and institutional, has been strong over the past year, supporting the increased supply as well as providing stability to the market during periods of interest rate volatility. For many investors, municipal bonds offer a yield advantage compared with the after-tax returns of Treasury bonds. In addition, municipals continue to offer diversification from equity market volatility. While the stock market has historically provided superior investment returns in comparison to municipal investments, investors have been exposed to considerably higher risk in exchange for the extra performance. By including municipal securities in an investment portfolio, risk profiles can be reduced.

The recent recession and lackluster recovery resulted in significant state and local revenue shortfalls. The fiscal and political difficulties of the states have been headline news throughout the year. At present, a substantial number of US states have negative outlooks. Budget deficits for fiscal year 2004 were estimated at $80-100 billion and a return to balanced budgets for the majority of states is not expected until at least fiscal year 2005. Despite the severity of the states’ fiscal crises, we believe that, with few exceptions, state general obligation debt continues to be a good investment option. Standard & Poor’s Rating Services "state ratings remain S&P’s most creditworthy sector in public finance with an average rating of ‘AA’ or better."

Q:  What investment strategies or techniques materially affected the Fund’s performance during the period?

2

Interview With Your Portfolio Managers
Thomas G. Moles and Eileen A. Comerford

A:    Over the past fiscal year, we expected economic growth to accelerate and lead to a modest increase in yields. We were also concerned that a rising stock market would lessen demand for municipal bonds, putting additional upward pressure on yields. Portfolio cash balances were generally maintained at higher than normal levels in anticipation of a gradual increase in yields as conditions improved, although there were periods where cash diverged from targeted levels. During the first three quarters of the current fiscal-year, long-term municipal bond yields trended lower, reaching a 35year low in mid-June (in general, prices on fixed-coupon bonds rise as yields fall). Much of the decline in yields can be attributed to a flight-to-quality response prompted by prolonged economic weakness, geopolitical concerns, and stock market volatility. Long-term municipal yields did not begin to move meaningfully higher until the Fund’s fourth fiscal quarter, later than we had forecast. Still, the sharp increase in yields during July and August provided us with an opportunity to re-deploy a portion of cash holdings in the Fund at more attractive levels than had been available during most of the year. New purchases were concentrated in the 20-year maturity range, somewhat shorter than typical. The municipal yield curve had flattened at approximately this point, which enabled the Fund to capture maximum yields while reducing interest rate risk (in general, the longer the maturity, the greater the price sensitivity to changes in interest rates).

Our investment strategy during the past fiscal year was more defensive than warranted by actual market conditions. As a result, although the Fund had a positive return for the 12-month period ended September 30, 2003, it underperformed its peer-group average (Lipper Analytical Services, Inc.) for the period. The Fund’s positive investment performance was primarily attributable to interest income. However, the increase in yields during the period resulted in price return that was slightly negative.

Seligman Pennsylvania Municipal Fund Series places considerable emphasis on credit research. All portfolio holdings are carefully analyzed prior to purchase and are regularly monitored to ensure that they continue to meet our credit criteria. The Fund does not own tobacco securitization bonds—tobacco bonds, as they are currently structured, do not meet our credit criteria and have never been approved for purchase. The nation’s airlines continue to struggle, and their outlook remains negative. The Fund has no exposure to airline debt but does own Philadelphia Airport bonds which are insured and rated "AAA". Airport bonds have a broader and more stable revenue source than airlines. Credit quality in the Fund remains high—83% of Fund holdings are rated "AAA" and all holdings are rated "A" or better.

_______________
The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

A Team Approach

Seligman Pennsylvania Municipal Fund Series is managed by the Seligman Municipals Team, headed by Thomas G. Moles. Mr. Moles and Co-Portfolio Manager Eileen Comerford are assisted in the management of the Fund by a group of seasoned professionals who are responsible for research and trading consistent with the Fund’s investment objective. Team members include Senior Credit Analyst Audrey Kuchtyak, Theresa Barion, and Debra McGuinness.

3

Performance Overview and
Portfolio Summary

The following chart compares a $10,000 hypothetical investment in Seligman Pennsylvania Municipal Fund Class A shares, with and without the initial 4.75% maximum sales charge, to a $10,000 investment in the Lehman Brothers Municipal Bond Index (Lehman Index), for the 10-year period ended September 30, 2003. Calculations assume reinvestment of distributions. The performances of Seligman Pennsylvania Municipal Fund Class C and Class D shares are not shown in the chart but are included in the table on page 5. Performance data quoted does not reflect the deduction of taxes that an investor may pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future investment results. It is important to keep in mind that the Lehman Index does not include the effect of taxes, or sales charges, and does not reflect state-specific bond market performance. The table below the chart also includes relevant portfolio characteristics.

The performance of Class C and Class D shares will differ from the performance shown for Class A shares, based on the difference in sales charges and fees paid by shareholders.

				Dividend, Capital Gain, and Yield Information Per Share
Net Asset Value Per Share				For the Periods Ended September 30, 2003

	9/30/03	3/31/03	9/30/02	Dividends†	Capital Gain†	SEC Yield††

Class A	$8.09	$8.09	$8.26	$0.268	$0.088	1.98%
Class C	8.07	8.07	8.24	0.208	0.088	1.33
Class D	8.07	8.07	8.24	0.208	0.088	1.34

Holdings By Market Sectorø				Moody’s/S&P Ratingsø

Revenue Bonds			76%	Aaa/AAA	83%
General Obligation Bondsøø			24	Aa/AA	12
				A/A	5
Weighted Average Maturity			20.3 years

_______________
See footnotes on Page 5.

4

Performance Overview and Portfolio Summary
Investment Results

Total Returns
For Periods Ended September 30, 2003

		Average Annual

					Class C	Class D
					Since	Since
	Six	One	Five	Ten	Inception	Inception
Class A * *	Months*	Year	Years	Years	5/27/99	2/1/94

With Sales Charge	(3.15)%	(2.48)%	3.54%	4.61%	n/a	n/a
Without Sales Charge	1.63	2.37	4.55	5.12	n/a	n/a
Class C * *

With Sales Charge and CDSC#	(0.73)	(0.34)	n/a	n/a	4.15%	n/a
Without Sales Charge and CDSC	1.26	1.60	n/a	n/a	4.39	n/a
Class D * *

With 1% CDSC	0.26	0.62	n/a	n/a	n/a	n/a
Without CDSC	1.26	1.60	3.75	n/a	n/a	4.26%
Lehman Bond Index * * *	2.66	3.89	5.67	6.03	6.28‡	5.97‡‡

_______________

*	Returns for periods of less than one year are not annualized.
**
Return figures reflect any change in price and assume all distributions within the period are reinvested in additional shares. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% contingent deferred sales charge ("CDSC") that is charged on redemptions made within 18 months of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of purchase. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. A portion of the Fund’s income may be subject to applicable state and local taxes, and any amount may be subject to the federal alternative minimum tax. An investment in the Fund is not insured by the Federal Deposit Insurance Corporation or any other government agency. Past performance is not indicative of future investment results.

***
The Lehman Index is an unmanaged index that does not include any fees or sales charges. It is composed of approximately 60% revenue bonds and 40% state government obligations. Investors cannot invest directly in an index.

#	The CDSC is 1% for periods of 18 months or less.
‡	From 5/31/99.
‡‡	From 1/31/94.
†	Represents per share amount paid or declared for the year ended September 30, 2003.
††	Current yield, representing the annualized yield for the 30-day period ended September 30, 2003, has been computed in accordance with SEC regulations and will vary.
ø	Percentages based on market values of long-term holdings at September 30, 2003.
øø	Includes pre-refunded and escrowed-to-maturity securities.

5

Portfolio of Investments
September 30, 2003

Face Amount	Municipal Bonds	Ratings Moody’s/S&P†	Market Value

$1,000,000	Berks County Municipal Authority, PA Hospital Rev. (The Reading Hospital & Medical Center Project), 5.70% due 10/1/2014	Aaa/AAA	$ 1,159,790
1,000,000	Berks County Municipal Authority, PA Hospital Rev. (The Reading Hospital & Medical Center Project), 6% due 11/1/2029ø	Aaa/AAA	1,210,970
1,100,000	Butler County, PA GO, 51 / 4% due 7/15/2023	Aaa/AAA	1,166,473
1,000,000	Delaware County Authority, PA (Haverford College Rev.), 51 / 2% due 11/15/2023	Aaa/AAA	1,023,590
1,000,000	Delaware County Industrial Development Authority, PA (Philadelphia Suburban Water Company), 6.35% due 8/15/2025*	Aaa/AAA	1,098,510
1,000,000	Delaware River Port Authority Rev. (Pennsylvania and New Jersey Port District Project), 55 / 8% due 1/1/2026	Aaa/AAA	1,081,850
1,000,000	Delaware Valley, PA Regional Finance Authority Local Government Rev., 73 / 4% due 7/1/2027	Aaa/AAA	1,393,770
1,000,000	Lehigh County, PA Industrial Development Authority Pollution Control Rev. (Pennsylvania Power & Light Company Project), 6.15% due 8/1/2029	Aaa/AAA	1,094,740
1,000,000	Northampton County, PA General Purpose Authority Rev., 51 / 4% due 10/1/2030	Aaa/AAA	1,038,510
1,000,000	Pennsylvania Economic Development Financing Authority Rev., (The Procter & Gamble Paper Products Company Project), 53 / 8% due 3/1/2031*	Aa3/AA-	1,049,290
1,000,000	Pennsylvania Higher Educational Facilities Authority College & University Rev. (University of Pennsylvania), 5.90% due 9/1/2014	A1/AA	1,080,750
1,350,000	Pennsylvania Higher Educational Facilities Authority Rev. (Drexel University), 53 / 4% due 5/1/2022	Aaa/AAA	1,501,173
920,000	Pennsylvania Housing Finance Agency (Single Family Mortgage Rev.), 61 / 4% due 4/1/2031*	Aa2/AA+	968,576
750,000	Pennsylvania Intergovernmental Co-Op Authority Special Tax Rev. (Philadelphia Funding Program), 5% due 6/15/2021	Aaa/AAA	777,705
1,000,000	Pennsylvania State GOs, 5% due 10/1/2010	Aaa/AAA	1,129,720
1,000,000	Pennsylvania State Turnpike Commission Rev., 5% due 7/15/2041	Aaa/AAA	1,008,330
1,300,000	Philadelphia, PA Airport Rev., 6.10% due 6/15/2025*	Aaa/AAA	1,412,086
1,000,000	Philadelphia, PA Parking Authority Airport Parking Rev., 51 / 2% due 9/1/2018	Aaa/AAA	1,104,330
1,000,000	Philadelphia, PA Water and Wastewater Rev., 5% due 11/1/2031	Aaa/AAA	1,013,080
450,000	Philadelphia Redevelopment Authority, PA (Home Mortgage Rev.), 9% due 6/1/2017††	NR/AA	669,848

Total Municipal Bonds (Cost $20,039,576) — 91.2%			21,983,091

_______________
See footnotes on page 7.

6

Portfolio of Investments
September 30, 2003

Face Amount	Variable Rate Demand Notes	Ratings Moody’s/S&P†	Market Value

$ 600,000	Lehigh County, PA General Purpose Authority Rev. (Lehigh Valley Hospital), due 7/1/2028	VMIG 1/NR	$ 600,000
495,000	Lehigh County, PA General Purpose Authority Rev. (Lehigh Valley Hospital), due 7/1/2029	VMIG 1/NR	495,000
600,000	New York City, NY GOs Subseries E-5, due 8/1/2017	VMIG 1/A-1+	600,000
100,000	New York City, NY Municipal Water Finance Authority, Water & Sewer System Rev., due 6/15/2025	VMIG 1/A-1+	100,000

Total Variable Rate Demand Notes (Cost $1,795,000) 7.4%			1,795,000

Total Investments (Cost $21,834,576) 98.6%			23,778,091

Other Assets Less Liabilities 1.4%			333,394

Net Assets 100.0%			$24,111,485

_______________

†	Ratings have not been audited by Deloitte & Touche LLP.
††	Escrowed-to-maturity security.
ø	Pre-refunded security.
*	Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

7

Statement of Assets and Liabilities
September 30, 2003

Assets:

Investments, at value:
Long-term holdings (cost $20,039,576)	$21,983,091
Short-term holdings (cost $1,795,000)	1,795,000	$23,778,091
Cash		43,930
Interest receivable		340,371
Receivable for Shares of Beneficial Interest sold		85,745
Expenses prepaid to shareholder service agent		7,166
Other		1,055

Total Assets:		24,256,358

Liabilities:

Payable for Shares of Beneficial Interest repurchased	51,992
Dividends payable	27,916
Management fee payable	9,783
Distribution and service fees payable	5,561
Accrued expenses and other	49,621

Total Liabilities	144,873

Net Assets	$24,111,485

Composition of Net Assets:

Shares of Beneficial Interest, at par ($0.001 par value; unlimited shares authorized; 2,979,989 shares outstanding):
Class A	$2,762
Class C	140
Class D	77
Additional paid-in capital	22,080,795
Undistributed net investment income	68,781
Undistributed net realized gain	15,415
Net unrealized appreciation of investments	1,943,515

Net Assets	$24,111,485

Net Asset Value per Share:

Class A ($22,354,387 ÷ 2,762,344 shares)	$8.09
Class C ($1,133,201 ÷ 140,370 shares)	$8.07
Class D ($623,897 ÷ 77,275 shares)	$8.07

_______________
See Notes to Financial Statements.

8

Statement of Operations
For the year Ended September 30, 2003

Investment Income:

Interest	$1,149,577

Expenses:

Management fee	122,764
Distribution and service fees	74,303
Shareholder account services	46,655
Auditing and legal fees	41,889
Custody and related services	14,541
Registration	11,705
Trustees’ fees and expenses	9,209
Shareholder reports and communications	8,597
Miscellaneous	2,910

Total Expenses	332,573

Net Investment Income	817,004

Net Realized and Unrealized Gain (Loss) on Investments:

Net realized gain on investments	16,682
Net change in unrealized appreciation of investments	(266,853)

Net Loss on Investments	(250,171)

Increase in Net Assets from Operations	$566,833

_______________
See Notes to Financial Statements.

9

Statements of Changes in Net Assets

	Year Ended September 30,

	2003	2002

Operations:

Net investment income	$817,004	$1,004,932
Net realized gain on investments	16,682	252,859
Net change in unrealized appreciation of investments	(266,853)	769,469

Increase in Net Assets from Operations	566,833	2,027,260

Distributions to Shareholders:

Net investment income:
Class A	(759,382)	(940,090)
Class C	(27,419)	(25,600)
Class D	(17,353)	(21,641)

Total	(804,154)	(987,331)

Net realized short-term gain on investments:*
Class A	(14,254)	—
Class C	(631)	—
Class D	(419)	—

Total	(15,304)	—

Net realized long-term gain on investments:
Class A	(236,622)	(36,255)
Class C	(10,470)	(978)
Class D	(6,956)	(966)

Total	(254,048)	(38,199)

Decrease in Net Assets from Distributions	(1,073,506)	(1,025,530)
(Continued on page 11.)

_______________
See footnotes on page 11.

10

Statements of Changes in Net Assets
(Continued)

	Shares

	Years Ended September 30,		Years Ended September 30,

	2003	2002	2003	2002

Transactions in Shares of Beneficial Interest:

Net proceeds from sales of shares:
Class A	116,666	78,946	$939,336	$628,920
Class C	28,732	57,544	231,085	455,926
Class D	1,493	12,030	12,234	95,002
Shares issued in payment of dividends:
Class A	55,641	64,484	448,678	510,522
Class C	900	396	7,247	3,133
Class D	642	862	5,167	6,804
Exchanged from associated funds:
Class A	53,885	28,485	437,190	225,841
Class C	11,139	—	91,113	—
Class D	3,120	3,179	24,888	25,581
Shares issued in payment of gain distributions:
Class A	18,032	3,107	143,894	24,673
Class C	689	60	5,483	472
Class D	511	85	4,062	674

Total	291,450	249,178	2,350,377	1,977,548

Cost of shares repurchased:
Class A	(316,257)	(354,526)	(2,547,235)	(2,800,673)
Class C	(25,956)	(12,493)	(209,277)	(97,647)
Class D	(11,882)	(3,648)	(95,576)	(28,791)
Exchanged into associated funds:
Class A	(10,974)	(10,039)	(88,436)	(79,587)
Class C	—	—	—	—
Class D	(365)	(4,117)	(2,942)	(33,021)

Total	(365,434)	(384,823)	(2,943,466)	(3,039,719)

Decrease in Net Assets from Transactions in Shares of Beneficial Interest	(73,984)	(135,645)	(593,089)	(1,062,171)

Decrease in Net Assets			(1,099,762)	(60,441)

Net Assets:

Beginning of year			25,211,247	25,271,688

End of Year (including undistributed net investment income of $68,781 and $71,484, respectively)			$24,111,485	$25,211,247

_______________
*  For tax purposes, these distributions are considered ordinary income.
See Notes to Financial Statements.

11

Notes to Financial Statements

1.   Multiple Classes of Shares — Seligman Pennsylvania Municipal Fund Series (the "Fund") offers three classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The three classes of shares represent interests in the same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.   Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a.   Security Valuation — All municipal securities and other short-term holdings maturing in more than 60 days are valued based upon quotations provided by an independent pricing service or, in their absence, at fair value determined in accordance with procedures adopted by the Trustees. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

b.   Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c.   Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Interest income is recorded on the accrual basis. The Fund amortizes discounts and premiums paid on bonds and other debt securities for financial reporting purposes.

Variable rate demand notes purchased by the Fund may be put back to the designated remarketing agent for the issue at par on any day, for settlement within seven days, and, accordingly, are treated as short-term holdings. These notes bear interest at a rate that resets daily or weekly. At September 30, 2003, the interest rates paid on these notes ranged from 1.14% to 1.20%.

d.   Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended September 30, 2003, distribution and service fees were the only class-specific expenses.

e.   Distributions to Shareholders — Dividends are declared daily and paid monthly. Other distributions paid by the Fund are recorded on the ex-dividend date. The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized

12

Notes to Financial Statements

capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund.

3.   Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding short-term investments, for the year ended September 30, 2003 amounted to $3,236,677 and $1,791,540, respectively.

At September 30, 2003, the cost of investments for federal income tax purposes was $21,765,795. The tax basis cost was less than the cost for financial reporting purposes due to amortization of market discount for financial reporting purposes of $68,781. The tax basis gross unrealized appreciation and depreciation of investments amounted to $2,012,296 and $0, respectively.

4.   Management Fee, Distribution Services, and Other Transactions — J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all trustees of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager’s fee, calculated daily and payable monthly, is equal to 0.50% per annum of the Fund’s average daily net assets.

Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of the Fund’s shares and an affiliate of the Manager, received concessions of $2,911 for sales of Class A shares. Commissions of $22,913 and $2,096 were paid to dealers for sales of Class A and Class C shares, respectively.

The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund monthly pursuant to the Plan. For the year ended September 30, 2003, fees incurred aggregated $56,915, or 0.25% per annum of the average daily net assets of Class A shares.

Under the Plan, with respect to Class C and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class C and Class D shares for which the organizations are responsible, and fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan. For the year ended September 30, 2003, fees incurred under the Plan amounted to $10,670 and $6,718, for Class C and Class D shares, respectively, which is equivalent to 1% per annum of the average daily net assets of each class.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the year ended September 30, 2003, such charges amounted to $380.

Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended September 30, 2003, Seligman Services, Inc. received commissions of $1,470 from the sale of shares of the Fund. Seligman Services, Inc. received distribution and service fees of $4,132 pursuant to the Plan.

13

Notes to Financial Statements

Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $46,655 for shareholder account services in accordance with a methodology approved by the Fund’s trustees.

Costs of Seligman Data Corp. directly attributable to the Fund were charged to the Fund. The remaining charges were allocated to the Fund by Seligman Data Corp. pursuant to a formula based on the Fund’s net assets, shareholder transaction volume and number of shareholder accounts.

The Fund and certain other associated investment companies (together, the "Guarantors") have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the "Guaranties"). The leases and the Guaranties expire in September 2008 and January 2009. The obligation of the Fund to pay any amount due under either Guaranty is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the preceding calendar quarter. As of September 30, 2003, the Fund’s potential obligation under the Guaranties is $11,900. As of September 30, 2003, no event has occurred which would result in the Fund becoming liable to make any payment under a Guaranty. A portion of rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

Certain officers and trustees of the Fund are officers or directors of the Manager, the Distributor,
Seligman Services, Inc., and/or Seligman Data Corp.

The Fund has a compensation arrangement under which trustees who receive fees may elect to defer receiving such fees. Trustees may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/losses accrued thereon is included in trustees’ fees and expenses and the accumulated balance at September 30, 2003, of $19,201 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

5.   Committed Line of Credit — The Fund is a participant in a joint $420 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The Fund’s borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a per annum rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2004, but is renewable annually with the consent of the participating banks. For the year ended September 30, 2003, the Fund did not borrow from the credit facility.

14

Financial Highlights

The tables below are intended to help you understand each Class’s financial performance for the past five years or from its inception if less than five years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any taxes or sales charges investors may incur on distributions or on the redemption of shares, and are not annualized for periods of less than one year.

CLASS A

	Year Ended September 30,

	2003	2002ø	2001	2000	1999

Per Share Data:

Net Asset Value, Beginning of Year	$8.26	$7.92	$7.49	$7.49	$8.24

Income from Investment Operations:
Net investment income	0.27	0.33	0.33	0.34	0.34
Net realized and unrealized gain (loss) on investments	(0.08)	0.34	0.43	0.05	(0.60)

Total from Investment Operations	0.19	0.67	0.76	0.39	(0.26)

Less Distributions:
Dividends from net investment income	(0.27)	(0.32)	(0.33)	(0.34)	(0.34)
Distributions from net realized capital gain	(0.09)	(0.01)	—	(0.05)	(0.15)

Total Distributions	(0.36)	(0.33)	(0.33)	(0.39)	(0.49)

Net Asset Value, End of Year	$8.09	$8.26	$7.92	$7.49	$7.49

Total Return:	2.37%	8.75%	10.27%	5.33%	(3.38)%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$22,354	$23,493	$24,047	$23,014	$25,142
Ratio of expenses to average net assets	1.30%	1.25%	1.32%	1.28%	1.21%
Ratio of net investment income
to average net assets	3.38%	4.11%	4.20%	4.56%	4.25%
Portfolio turnover rate	8.30%	16.73%	5.43%	12.11%	7.80%

_______________
See footnotes on page 17.

15

Financial Highlights

Class C

	Year Ended September 30,				5/27/99*
					to
	2003	2002ø	2001	2000	9/30/99

Per Share Data:

Net Asset Value, Beginning of Period	$8.24	$7.91	$7.48	$7.49	$7.88

Income from Investment Operations:
Net investment income	0.21	0.27	0.27	0.28	0.10
Net realized and unrealized gain (loss) on investments	(0.08)	0.33	0.43	0.04	(0.39)

Total from Investment Operations	0.13	0.60	0.70	0.32	(0.29)

Less Distributions:
Dividends from net investment income	(0.21)	(0.26)	(0.27)	(0.28)	(0.10)
Distributions from net realized capital gain	(0.09)	(0.01)	—	(0.05)	—

Total Distributions	(0.30)	(0.27)	(0.27)	(0.33)	(0.10)

Net Asset Value, End of Period	$8.07	$8.24	$7.91	$7.48	$7.49

Total Return:	1.60%	7.79%	9.48%	4.42%	(3.84)%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$1,133	$1,029	$628	$202	$143
Ratio of expenses to average net assets	2.05%	2.00%	2.07%	2.03%	1.93% †
Ratio of net investment income to average net assets	2.63%	3.36%	3.45%	3.81%	3.69% †
Portfolio turnover rate	8.30%	16.73%	5.43%	12.11%	7.80% ††

_______________
See footnotes on page 17

16

Financial Highlights

Class D

	Year Ended September 30,

	2003	2002 ø	2001	2000	1999

Per Share Data:

Net Asset Value, Beginning of Year	$8.24	$7.91	$7.48	$7.49	$8.23

Income from Investment Operations:
Net investment income	0.21	0.27	0.27	0.28	0.28
Net realized and unrealized gain (loss) on investments	(0.08)	0.33	0.43	0.04	(0.59)

Total from Investment Operations	0.13	0.60	0.70	0.32	(0.31)

Less Distributions:
Dividends from net investment income	(0.21)	(0.26)	(0.27)	(0.28)	(0.28)
Distributions from net realized capital gain	(0.09)	(0.01)	—	(0.05)	(0.15)

Total Distributions	(0.30)	(0.27)	(0.27)	(0.33)	(0.43)

Net Asset Value, End of Year	$8.07	$8.24	$7.91	$7.48	$7.49

Total Return:	1.60%	7.79%	9.48%	4.42%	(3.99)%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$624	$690	$596	$600	$856
Ratio of expenses to average net assets	2.05%	2.00%	2.07%	2.03%	1.96%
Ratio of net investment income to average net assets	2.63%	3.36%	3.45%	3.81%	3.50%
Portfolio turnover rate	8.30%	16.73%	5.43%	12.11%	7.80%

_______________
*	Commencement of offering of Class C shares.
†	Annualized.
††	For the year ended September 30, 1999.
ø
As required, effective October 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market discounts on portfolio securities for financial reporting purposes. The effect of this change for the year ended September 30, 2002 was to increase net investment income and decrease net realized and unrealized gain on investments per share by $0.01 for each share class and to increase the ratio of net investment income to average net assets of each share class by 0.06%. The per share data and ratios for periods prior to October 1, 2002, have not been restated.

See Notes to Financial Statements.

17

Report of Independent Auditors

The Trustees and Shareholders,
Seligman Pennsylvania Municipal Fund Series:

We have audited the accompanying statement of assets and liabilities of Seligman Pennsylvania Municipal Series (the "Fund"), including the portfolio of investments, as of September 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the Fund’s custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Pennsylvania Municipal Fund Series as of September 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
November 14, 2003

18

Trustees and Officers
Information pertaining to the Trustees and Officers of Seligman Pennsylvania Municipal Fund Series is set forth below.

Independent Trustees

Name, (Age), Position(s) held with Fund ø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Robert B. Catell (67) [3,4] Trustee: May 2003 to Date Oversees 60 Portfolios in Fund Complex
Chairman and Chief Executive Officer of KeySpan Corporation (diversified energy, gas and electric company); Director or Trustee of each of the investment companies of the Seligman Group of Funds † (except Seligman Cash Management Fund, Inc.); Director, Alberta Northeast Gas, Ltd., Boundary Gas Inc., Taylor Gas Liquids, Ltd., and The Houston Exploration Company (oil and gas exploration, development and production companies); Edison Electric Institute, New York State Energy Research and Development Authority, Independence Community Bank, Business Council of New York State, Inc., New York City Partnership, and the Long Island Association (business and civic organizations).

John R. Galvin (74) [2,4] Trustee: 1995 to Date Oversees 61 Portfolios in Fund Complex
Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds † ; and Chairman Emeritus, American Council on Germany. Formerly, Governor of the Center for Creative Leadership; Director, Raytheon Co. (defense and commercial electronics) and USLIFE Corporation (life insurance), and a Trustee of the Institute for Defense Analysis. From June 1987 to June 1992, Mr. Galvin was the Supreme Allied Commander, Europe and the Commander-in-Chief, United States European Command.

Alice S. Ilchman (68) [3,4] Trustee: 1991 to Date Oversees 61 Portfolios in Fund Complex
President Emerita, Sarah Lawrence College; Director or Trustee of each of the investment companies of the Seligman Group of Funds † ; Trustee, Save the Children (non-profit child-assistance organization) and the Committee for Economic Development; a Governor of the Court of Governors, London School of Economics; and Director, Public Broadcasting Service (PBS). Formerly, Chairman, The Rockefeller Foundation (charitable foundation) and Director, New York Telephone Company and Jeannette K.Watson Summer Fellowships (summer intern ships for college students).

Frank A. McPherson (70) [3,4] Trustee: 1995 to Date Oversees 61 Portfolios in Fund Complex
Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy company); Director or Trustee of each of the investment companies of the Seligman Group of Funds † ; Director, ConocoPhillips (oil and gas exploration and production); Integris Health (owner of various hospitals); BOK Financial (bank holding company); Oklahoma Chapter of the Nature Conservancy; Oklahoma Medical Research Foundation; Boys and Girls Clubs of Oklahoma; Oklahoma City Public Schools Foundation and Oklahoma Foundation for Excellence in Education. Formerly, Director, Kimberly-Clark Corporation (consumer products) and Director of the Federal Reserve System’s Kansas City Reserve Bank.

See footnotes on page 22.

19

Trustees and Officers
Information pertaining to the Trustees and Officers of Seligman Pennsylvania Municipal Fund Series is set forth below.

Independent Trustees

Name, (Age), Position(s) held with Fund ø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

John E. Merow (73) [2,4] Trustee: 1986 to Date Oversees 61 Portfolios in Fund Complex
Retired Chairman and Senior Partner, Sullivan & Cromwell LLP (law firm); Director or Trustee of each of the investment companies of the Seligman Group of Funds † ; Director, Commonwealth Industries, Inc. (manufacturers of aluminum sheet products); Director and Treasurer, the Foreign Policy Association; Director Emeritus, Municipal Art Society of New York; Trustee and Secretary, the U.S. Council for International Business; Trustee and Vice Chairman, New York-Presbyterian Healthcare System, Inc.; Trustee, New York-Presbyterian Hospital; and Member of the American Law Institute and Council on Foreign Relations.

Betsy S. Michel (61) [2,4] Trustee: 1986 to Date Oversees 61 Portfolios in Fund Complex
Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds † ; Trustee, The Geraldine R. Dodge Foundation (charitable foundation) and World Learning, Inc. (international education and training). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI).

Leroy C. Richie (62) [2,4] Trustee: 2000 to Date Oversees 60 Portfolios in Fund Complex
Chairman and Chief Executive Officer, Q Standards Worldwide, Inc.(library of technical standards); Director or Trustee of each of the investment companies of the Seligman Group of Funds (except Seligman Cash Management Fund, Inc.) † ; Director, Kerr-McGee Corporation (diversified energy company) and Infinity, Inc.(oil and gas services and exploration); Director and Chairman, Highland Park Michigan Economic Development Corp. Formerly, Trustee, New York University Law Center Foundation; Vice Chairman, Detroit Medical Center and the Detroit Economic Growth Corp.; and Chairman and Chief Executive Officer, Capital Coating Technologies, Inc.(applied coating technologies); and Vice President and General Counsel, Automotive Legal Affairs, of Chrysler Corporation.

Robert L. Shafer (71) [3,4] Trustee: 1986 to Date Oversees 61 Portfolios in Fund Complex
Retired Vice President, Pfizer Inc.(pharmaceuticals); Director or Trustee of each of the investment companies of the Seligman Group of Funds † . Formerly, Director, USLIFE Corporation (life insurance).

James N. Whitson (68) [2,4] Trustee: 1993 to Date Oversees 61 Portfolios in Fund Complex
Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc.(a diversified holding company); Director or Trustee of each of the investment companies of the Seligman Group of Funds † ; Director, C-SPAN (cable television network) and CommScope, Inc.(manufacturer of coaxial cable). Formerly, Director and Consultant, Sammons Enterprises, Inc.

See footnotes on page 22.

20

Trustees and Officers
Information pertaining to the Trustees and Officers of Seligman Pennsylvania Municipal Fund Series is set forth below.

Interested Trustees and Principal Officers

Name, (Age), Position(s) held with Fund ø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

William C. Morris (65) * [1] Trustee and Chairman of the Board: 1988 to Date Oversees 61 Portfolios in Fund Complex
Chairman, J. & W. Seligman & Co. Incorporated, Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds † ; Chairman, Seligman Advisors, Inc., Seligman Services, Inc., and Carbo Ceramics Inc. (ceramic proppants for oil and gas industry); and Director, Seligman Data Corp. Formerly, Director, Kerr-McGee Corporation (diversified energy company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino (51) * [1] Trustee: 1993 to Date President: 1995 to Date Chief Executive Officer: 2002 to Date Oversees 61 Portfolios in Fund Complex
Director and President, J. & W. Seligman & Co. Incorporated; Chief Executive Officer, President and Director or Trustee of each of the investment companies of the Seligman Group of Funds † ; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp.; Member of the Board of Governors of the Investment Company Institute; and Chairman, ICI Mutual Insurance Company.

Paul C. Guidone (45) * [1] Trustee: 2002 to Date Oversees 60 Portfolios in Fund Complex
Managing Director and Chief Investment Officer, J. & W. Seligman & Co. Incorporated; Director or Trustee of each of the investment companies of the Seligman Group of Funds (except Seligman Cash Management Fund, Inc.) † ; Member of the Association of Investment Management and Research, the New York Society of Security Analysts and the London Society of Investment Professionals.Formerly, Deputy Chairman and Group Chief Executive Officer, HSBC Asset Management; and Managing Director and Chief Investment Officer, Prudential Diversified Investments.

Thomas G. Moles (61) Vice President and Portfolio Manager: 1986 to Date
Director and Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Co-Portfolio Manager, Seligman Municipal Fund Series, Inc., Seligman New Jersey Municipal Fund, Inc. and Seligman Pennsylvania Municipal Fund Series; Executive Vice President and Co-Portfolio Manager, Seligman Quality Municipal Fund, Inc. and Seligman Select Municipal Fund, Inc., closed-end investment companies; and Director, Seligman Advisors, Inc. and Seligman Services, Inc.

Eileen A. Comerford (45) Vice President and Co-Portfolio Manager: May 2003 to Date
Senior Vice President and Investment Officer, J. & W. Seligman & Co. Incorporated; Vice President and Co-Portfolio Manager, Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Quality Municipal Fund, Inc. and Seligman Select Municipal Fund, Inc.

See footnotes on page 22.

21

Trustees and Officers
Information pertaining to the Trustees and Officers of Seligman Pennsylvania Municipal Fund Series is set forth below.

Interested Trustees and Principal Officers

Name, (Age), Position(s) held with Fund ø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Thomas G. Rose (45) Vice President: 2000 to Date
Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., and Seligman Data Corp.; Vice President of each of the investment companies of the Seligman Group of Funds †, Seligman Services, Inc. and Seligman International, Inc. Formerly, Treasurer of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.

Lawrence P. Vogel (47) Vice President: 1992 to Date Treasurer: 2000 to Date
Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds † ; Treasurer, Seligman Data Corp. Formerly, Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc. and Seligman Data Corp.; Vice President, Seligman Services, Inc. and Vice President and Treasurer, Seligman International, Inc. and Treasurer, Seligman Henderson Co.

Frank J. Nasta (38) Secretary: 1994 to Date
Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds † , Seligman Advisors, Inc., Seligman Services, Inc., Seligman International, Inc. and Seligman Data Corp. Formerly, Senior Vice President, Law and Regulation, J. & W. Seligman & Co. Incorporated, and Corporate Secretary, Seligman Henderson Co.

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund trustees and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

Ø
The address for each of the Trustees and officers is 100 Park Avenue, 8th floor, New York, NY 10017. Each Trustee serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Trustees.

†	The Seligman Group of Funds consists of 23 registered investment companies.

*
Mr. Morris, Mr. Zino, and Mr. Guidone are considered "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:	1 Executive Committee
2 Audit Committee
3 Trustee Nominating Committee
4 Board Operations Committee

22

Glossary of Financial Terms

Capital Gain Distribution — A payment to mutual fund shareholders of profits realized on the sale of securities in a fund’s portfolio.

Capital Appreciation/Depreciation — An increase or decrease in the market value of a mutual fund’s portfolio securities, which is reflected in the net asset value of the fund’s shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

Compounding — The change in the value of an investment as shareholders receive earnings on their investment’s earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year’s earnings.

Contingent Deferred Sales Charge (CDSC) — Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

Dividend — A payment by a mutual fund, usually derived from the fund’s net investment income (dividends and interest less expenses).

Dividend Yield — A measurement of a fund’s dividend as a percentage of the maximum offering price or net asset value.

Expense Ratio — The cost of doing business for a mutual fund, expressed as a percent of the fund’s net assets.

Investment Objective — The shared investment goal of a fund and its shareholders.

Management Fee — The amount paid by a mutual fund to its investment advisor(s).

Multiple Classes of Shares — Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

National Association of Securities Dealers, Inc. (NASD) — A self-regulatory body with authority over firms that distribute mutual funds.

Net Asset Value (NAV) Per Share — The market worth of one fund share, obtained by adding a mutual fund’s total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

Offering Price — The price at which a mutual fund’s share can be purchased. The offering price per share is the current net asset value plus any sales charge.

23

Glossary of Financial Terms

Portfolio Turnover — A measure of the trading activity in a mutual fund’s investment portfolio that reflects how often securities are bought and sold.

Prospectus — The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund’s investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund’s financial highlights.

SEC Yield — SEC Yield refers to the net income earned by a fund during a recent 30day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

Securities and Exchange Commission — The primary US federal agency that regulates the registration and distribution of mutual fund shares.

Statement of Additional Information — A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

Total Return — A measure of a fund’s performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

Wash Sale — A sale of securities in which a taxpayer has acquired substantially identical securities within a period beginning thirty days before and ending thirty days after the date of the sale (a sixty-one day period). A loss resulting from such a sale is not currently deductible for federal income tax purposes, but a gain is taxable.

Yield on Securities — For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

_______________
Adapted from the Investment Company Institute’s 2002 Mutual Fund Fact Book and the AICPA Audit and Accounting Guide: Audits of Investment Companies dated May 1, 2001.

24

[This Page Left Blank Intentionally]

Manager
LLP  J. & W. Seligman & Co. Incorporated
100 Park Avenue • New York, NY 10017
www.seligman.com

General Distributor
Seligman Advisors, Inc.
100 Park Avenue • New York, NY 10017

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue • New York, NY 10017
www.seligman.com
(on-line account information available)

General Counsel
Sullivan & Cromwell LLP

Independent Auditors
Deloitte & Touche

For More Information

Important Telephone Numbers
(800) 221-2450           Shareholder Services
(212) 682-7600           Outside the United States
(800) 622-4597           24-Hour Automated Telephone Access Service

This report is intended only for the information of sharehold-ers or those who have received the offering prospectus cover-ing shares of Capital Stock of Seligman Investment GradeFixed Income Fund, Inc., which contains information aboutthe sales charges, management fee, and other costs. Pleaseread the prospectus carefully before investing or sending money.

ITEM 2. CODE OF ETHICS.
As of September 30, 2003, the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant's board of trustees has determined that Mr. James N. Whitson, a member of its audit committee, is an audit committee financial expert. Mr. Whitson is "independent" as such term is defined in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a)        The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)       The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.
(a)(1)   Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2)   Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)       Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN PENNSYLVANIA MUNICIPAL FUND

By:       /S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:    December 2, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.

By:       /S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:    December 2, 2003

By:        /S/ LAWRENCE P. VOGEL
 Lawrence P. Vogel
 Vice President, Treasurer and Chief Financial Officer

Date:     December 2, 2003

SELIGMAN PENNSYLVANIA MUNICIPAL FUND SER IES

EXHIBIT INDEX:

Item 10(a)(1)   Code of Ethics for Principal Executive and Principal Financial Officers.

Item 10(a)(2)   Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

Item 10(b)        Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.